UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Cornwall Avenue, Bellingham, Washington	98225
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On March 29, 2006, Horizon Financial Corp. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 500,000 shares, or approximately 5.0% of the common stock of Horizon Financial Corp. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

                (c)           Exhibits

            99.1         Press Release of Horizon Financial Corp. dated March 29, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    HORIZON FINANCIAL CORP.

Date: March 29, 2006                                 /s/V. Lawrence Evans
                                                                   V. Lawrence Evans
                                                                   President and Chief Executive Officer
                                                                  (Principal Executive Officer)

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EXHIBIT 99.1

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                                                CONTACTS:         V. Lawrence Evans, Chairman & CEO
                                                                                Dennis Joines, President & COO
                                                                                Rich Jacobson, Executive VP & CFO
                                                                                360.733.3050

                                                                                THE CEREGHINO GROUP
                                                                                CORPORATE INVESTOR RELATIONS
                                                                                206.762.0993
                                                                                www.stockvalues.com

News Release

HORIZON FINANCIAL DECLARES CASH DIVIDEND; AUTHORIZES SHARE REPURCHASE PLAN; AND
SCHEDULES YEAR-END FISCAL 2006 CONFERENCE CALL

BELLINGHAM, WA - March 29, 2005 - Horizon Financial Corp. (NASDAQ: HRZB) announced that at its March 28, 2006 Board of Directors meeting, the company declared a $.145 quarterly cash dividend and authorized a new stock repurchase program.

The quarterly cash dividend, which has been increased four times in the last two years, will be paid on May 2, 2006 to shareholders of record on April 6, 2006. The stock repurchase program runs for one year ending March 31, 2007, and authorizes the repurchase of 500,000 shares of HRZB stock, or approximately 5% of shares outstanding. This repurchase plan, which runs concurrent with the Corporation's fiscal year 2007, replaces the program approved a year ago, under which the Corporation repurchased and retired 212,852 shares.

Horizon also announced the earnings release date and dial-in information for management's upcoming earnings conference call. The holding company for Northwestern Washington-based Horizon Bank expects to report results for the fourth quarter and fiscal year ending March 31, 2006 before the market opens on Thursday, April 27, 2006. Management will host a conference call to discuss results at 1:30 pm PDT (4:30 pm EDT) on that same day. The live call can be accessed by dialing (303) 262-2211. The replay, which will be available for a month beginning shortly after the call concludes, can be heard at (303) 590-3000 using access code 11056594#.

Horizon Financial Corp. is a $1.1 billion, state-chartered bank holding company headquartered in Bellingham, Washington. Its primary subsidiary, Horizon Bank, is a state-chartered commercial bank that operates 18 full-service offices, four commercial loan centers and four real estate loan centers throughout Whatcom, Skagit, Snohomish and Pierce Counties.

Safe Harbor Statement: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include: continuing to pay cash dividends, the ability to increase such dividends, successfully targeting new commercial business and expand existing relationships, deposit pricing and the ability to gather core deposits, success in new markets, expense management, expanding or maintaining the net interest margin, interest rate risk, loan quality and the loss levels expected on non-performing loans, the local and national economic environment, and other risks and uncertainties discussed from time to time in Horizon Financial's SEC filings. These forward-looking statements speak only as of the date of this release. Horizon undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

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